                                                                    EXHIBIT 99.1

                                  CERTIFICATION
                                       OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Chiral Quest, Inc. does hereby certify that:

                  (a) the Quarterly Report on Form 10-QSB of Chiral Quest, Inc. for the quarter ended March 31, 2003 (the "Report:) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Chiral Quest, Inc.

Dated: May 15, 2003                       /s/ Alan D. Roth
                                          --------------------------------------
                                          Alan D. Roth
                                          President, Chief Executive Officer and
                                          Chief Financial Officer